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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 4, 1999
                        -------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                         INTERLINQ SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Washington                  0-25186                    91-1187540
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       (State or other         (Commission File No.)           (IRS Employer
       jurisdiction of                                       Identification No.)
        incorporation)

                             11980 N.E. 24th Street
                           Bellevue, Washington 98005
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          (Address of principal executive offices, including zip code)

                                 (425) 827-1112
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

        On June 4, 1999, INTERLINQ Software Corporation and Terlin, Inc., an affiliate of W.R. Hambrecht + Co., LLC, mutually agreed to terminate their Agreement and Plan of Merger dated December 29, 1998 (the "Merger Agreement") relating to a proposed leveraged recapitalization of INTERLINQ. INTERLINQ agreed to reimburse Terlin for its Transaction Expenses (as defined in the Merger Agreement) incurred in connection with the proposed merger. Such reimbursement (which may occur on one or more occasions) shall be paid within two business days after delivery to INTERLINQ of a written request therefor, including reasonable evidence of the expenses incurred. No other termination or break-up fees will be paid.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERLINQ SOFTWARE CORPORATION


Dated:  June 4, 1999
                                       By /s/ JIRI M. NECHLEBA
                                          --------------------------------------
                                          Jiri M. Nechleba
                                          President, Chief Executive Officer and
                                          Chairman of the Board



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